Provisions	12 Months Ended
Jul. 31, 2021
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions	Provisions

	Environmental and legal	Ferguson Insurance	Restructuring	Property provisions	Other provisions	Total
	$m	$m	$m	$m	$m	$m
At July 31, 2019	82	77	40	15	51	265
Adjustment on adoption of IFRS 16	—	—	(14)	14	(1)	(1)
On August 1, 2019	82	77	26	29	50	264
Utilized in the year	(4)	(20)	(27)	(1)	(4)	(56)
Changes in discount rate	6	—	—	1	—	7
(Credit)/charge for the year	(1)	18	22	1	(10)	30
Acquisition of businesses	2	—	—	—	—	2
Exchange rate adjustment	1	1	1	3	2	8
At July 31, 2020	86	76	22	33	38	255
Utilized in the year	(4)	(19)	(8)	(1)	(3)	(35)
Changes in discount rate	(5)	—	—	—	—	(5)
Charge/(credit) for the year	15	13	(1)	—	3	30
Reclassified as held for sale	(8)	—	(10)	(33)	(2)	(53)
Exchange rate adjustment	—	—	1	1	1	3
At July 31, 2021	84	70	4	—	37	195
Provisions have been analyzed between current and non-current as follows:

At July 31, 2021	Environmental and legal	Ferguson Insurance	Restructuring	Property provisions	Other provisions	Total
	$m	$m	$m	$m	$m	$m
Current	20	20	2	—	30	72
Non-current	64	50	2	—	7	123
Total provisions	84	70	4	—	37	195

At July 31, 2020	Environmental and legal	Ferguson Insurance	Restructuring	Property provisions	Other provisions	Total
	$m	$m	$m	$m	$m	$m
Current	10	5	10	8	20	53
Non-current	76	71	12	25	18	202
Total provisions	86	76	22	33	38	255
The environmental and legal provision includes $64 million (2020: $72 million) for the estimated liability for asbestos litigation on a discounted basis using a long term discount rate of 1.8 percent (2020: 1.0 percent). This amount has been actuarially determined as at July 31, 2021 based on advice from independent professional advisers. The Group has insurance that covers asbestos litigation payments and settlements and based on a review of the insurance carriers and policies in place, the amount of performing insurance cover significantly exceeds the expected future claims. On that basis, it has been determined it is virtually certain the insurance will be recoverable and accordingly an insurance receivable of $64 million (2020: $71 million) has been recorded in other receivables. No material profit or cash flow impact is therefore expected to arise in the foreseeable future in respect of asbestos claims against the Group. Due to the nature of these provisions, the timing of any settlements is uncertain.
Ferguson Insurance provisions represent an estimate, based on historical experience, of the ultimate cost of settling outstanding claims and claims incurred but not reported on certain risks retained by the Group (principally USA casualty and global property damage). Due to the nature of these provisions, the timing of any settlements is uncertain.
Restructuring provisions include branch closure costs. The weighted average maturity of these obligations is approximately two years.
Other provisions include warranty costs relating to businesses disposed of and product warranty provisions. The weighted average maturity of these obligations is approximately 1.5 years.